UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2022

Calithera Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36644	27-2366329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Oyster Point Blvd.
Suite 200 South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

(650) 870-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CALA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 7, 2022, Calithera Biosciences, Inc. received a written notice, or the Notice, from the Listing Qualifications Staff of The Nasdaq Stock Market LLC notifying us that our stockholders’ equity as reported in our Annual Report on Form 10-K for the year ended December 31, 2021, did not satisfy the continued listing requirement under Nasdaq Listing Rule 5450(b)(1)(A) for the Nasdaq Global Select Market, which requires that a listed company’s stockholders’ equity be at least $10.0 million.

In accordance with such Notice, we have 45 calendar days from the date of the Notice to submit a plan to regain compliance with Nasdaq Listing Rule 5450(b)(1)(A), or we may choose to transfer the listing of our common stock to The Nasdaq Capital Market. We intend to submit a compliance plan within 45 days of the date of the Notice, and will evaluate available options to resolve the deficiency and regain compliance. If our compliance plan is accepted, we may be granted up to 180 calendar days from April 7, 2022 to evidence compliance.

There can be no assurance that we will be able to regain compliance with Nasdaq Listing Rule 5450(b)(1)(A), or maintain compliance with any other listing requirements. The Notice has no immediate effect on the listing or trading of our common stock, which will continue to be listed and traded on the Nasdaq Global Select Market, subject to our compliance with the other Nasdaq listing requirements, including Nasdaq Listing Rule 5550(a)(2). On December 30, 2021, we announced that that we had received a written notice from The Nasdaq Stock Market LLC notifying us that on December 29, 2021, the average closing price of our common stock over the prior 30 consecutive trading days had fallen below $1.00 per share, which is the minimum average closing price required to maintain listing on the Nasdaq Global Select Market under Nasdaq Listing Rule 5550(a)(2). We intend to ask our stockholders to approve a reverse stock split of our issued and outstanding common stock at our 2022 Annual Meeting of Stockholder to be held on June 1, 2022, to regain compliance with Nasdaq Listing Rule 5550(a)(2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALITHERA BIOSCIENCES, INC.

Dated: April 12, 2022

	By:	/S/ SUSAN M. MOLINEAUX, PH.D.
Susan M. Molineaux, Ph.D.
President and Chief Executive Officer